UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number : 811-06113

The Caldwell & Orkin Funds, Inc.

(Exact name of registrant as specified in charter)

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Address of principal executive offices) (Zip code)

Derek Pilecki

100 S. Ashley Drive, Suite 895

Tampa, Florida 33602

(Name and address of agent for service)

Copies to:

Linda Hoard

Ultimus Fund Solutions, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45256

Registrant’s telephone number, including area code: 1-813-282-7870

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)

Caldwell & Orkin -
Table of Contents	Gator Capital Long/Short Fund
April 30, 2022 (Unaudited)

Management’s Discussion of Fund Performance	2
Investment Results	7
Fund Holdings	9
Schedule of Investments	10
Schedule of Securities Sold Short	14
Statement of Assets and Liabilities	16
Statement of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	20
Liquidity Risk Management Program	27
Report of Independent Registered Public Accounting Firm	28
Disclosure of Fund Expenses	30
Additional Information	31
Privacy Policy Disclosure	35

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2022 (Unaudited)

May 26, 2022

Dear Fellow Shareholder:

The Caldwell & Orkin – Gator Capital Long/Short Fund (the “Fund”) declined 1.11% over the six-month period ending on April 30, 2022. The S&P 500® Total Return Index (“S&P 500®”) declined 9.65% during the same period. For the 12-month period ending April 30, 2022, the Fund gained 0.48% while the S&P 500® gained 0.21%.

Past performance is no guarantee of future results.

Management Discussion and Analysis

The Fund performed in line with the S&P 500® over the course of the fiscal year. The Fund’s short positions were a driver of performance for the year. A number of short positions in high valuation growth stocks contributed to performance. Financial stocks outperformed the broader market as prospects for reopening of the economy grew brighter.

The top five equity contributors during the 2021 fiscal year were Jackson National (long), Compass, Inc. (short), SoFi Technologies (short), BBX Capital (long), and Upstart Holdings (short).

The top five equity detractors during the 2020 fiscal year were Realogy (long), Loyalty Ventures (long), Groupon (long), PennyMac Financial Services (long), and Kyndryl Holdings (long).

We ended the 2021 fiscal year with gross long exposure of 98% and gross short exposure of 25% for a total gross exposure of 124% and a net exposure of 73%.

We believe the Fund’s portfolio is positioned to benefit from higher interest rates. We anticipate that the Fund’s bank stocks will earn higher revenue as interest rates increase, and most of this higher revenue will drop to the banks’ bottom line as they will not have additional costs. We think this is well-known and is reflected in the outperformance of Financials sector stocks so far in 2022.

Although higher interest rates should benefit the Fund’s portfolio, we are taking steps to make sure that the Fund is not simply a bet on higher rates. We have several large holdings with inexpensive valuations and catalysts unrelated to higher interest rates. Here are examples:

1)	Victory Capital (VCTR) is an asset manager making attractive acquisitions of smaller asset managers, trading at 6x earnings, and returning capital to shareholders through increased dividends and share repurchases.

2)	Realogy (RLGY), the parent company of Coldwell Banker, trades at 4x EBITDA and announced a share repurchase program equal to 15% of the company’s market capitalization.

3)	PennyMac Financial Services (PFSI), a well-run mortgage bank, trades at 4x earnings, less than 1x tangible book value, and has repurchased 24% of its shares in the last 18 months.

4)	Ambac’s (AMBC) lawsuit against Countrywide/Bank of America is scheduled to begin in September , 2022. We expect the lawsuit to result in a large cash infusion to the company.

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Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2022 (Unaudited)

We recognize the possibility that the market is too aggressive in its forecast of interest rate hikes. As a result, to offset that potential outcome, we have these and other significant holdings with different potential catalysts in the Fund’s portfolio.

Discussion of Genworth Financial (GNW)

The Fund owns a position in Genworth Financial, the parent company of Enact Holdings. Enact is one of six mortgage insurance companies. Mortgage insurance is purchased by borrowers to protect lenders if the borrower defaults on their mortgage. The government mortgage agencies (“GSEs”) require mortgage insurance when the borrower has a down payment of less than 20% of the home’s purchase price. Usually, first-time homeowners are the largest users of mortgage insurance since they often have the most difficult time accumulating enough savings for a 20% down payment. We believe the demand for mortgage insurance will be strong, but the mortgage insurance companies’ stocks are priced as though future earnings will not grow. We believe that owning Genworth is an attractive way to benefit from Enact.

Here is our investment theses on Genworth Financial:

Genworth Financial

1.	Leveraged return on Enact – Genworth’s main asset is the 132 million shares of Enact it still holds. Genworth also has about $1 billion of net debt at its holding company, so it is a leveraged version of Enact. If Enact stock increases in value, Genworth should increase a greater percentage due to the leverage at Genworth’s holding company.

2.	Two other assets held – Genworth has two other assets that we believe are not reflected in Genworth’s stock price. Currently, Genworth trades for approximately the value of its stake in Enact less its net debt. The two other assets Genworth owns are:

a.	Tax-sharing arrangement – Genworth has a tax-sharing arrangement with its subsidiaries. Since Genworth has past losses, it does not pay federal income taxes. Regulators allow Genworth’s subsidiaries to send tax payments to the holding company for liabilities created by the subsidiaries’ current income. However, the holding company can retain these cash tax payments because it has the tax shield from past losses. This tax-sharing arrangement allows Genworth to get cash out of the subsidiaries without asking regulators to allow dividend payments. In 2021, Genworth received $375 million in tax-sharing payments from its subsidiaries. We conservatively estimate Genworth could receive $200 million per year for the next five years. This amount would equal $2 per share, which is significant considering Genworth’s stock is only priced at $4 per share.

b.	Life insurance subsidiary – Genworth also owns a life insurance subsidiary. The life insurance subsidiary is a large company on its own, but we assign zero value to this subsidiary because of potential losses in its long-term care insurance business. However, we observe that Genworth’s management team has done a very good

Annual Report | April 30, 2022	3

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2022 (Unaudited)

job raising rates on its long-term care policies to counteract increasing policy costs. We believe there is some possibility that 10 years from now, management’s actions could salvage some value from this subsidiary. If this subsidiary has any value, it could be so large that it would be meaningful to the stock price. For example, if the subsidiary is eventually worth half of its current $11 billion of book value (or $5.5 billion) then this subsidiary could be worth almost $11 per share. This potential scenario is far down the road, so currently we conservatively assign zero value to this asset in our valuation of Genworth.

3.	Share repurchases on the horizon – We expect Genworth to begin repurchasing its shares during 2022. Genworth has paid down its holding company debt to its target level of $1 billion. As Genworth receives cash at its holding company from its tax-sharing arrangements with its subsidiaries and dividends from Enact, we believe Genworth will announce its intention to repurchase shares as early as the Q1 earnings announcement in early May. Since we believe Genworth’s shares are trading below intrinsic value due to the attractive valuation of Enact and Genworth’s other two assets, we believe these potential share repurchases will create additional value.

4.	Optionality with Enact stake – While most investors think Genworth will spin-off its stake in Enact, we think it is more likely that Genworth will buy-in the Enact shares. Genworth’s financial position has improved rapidly in the last year. As Genworth uses its cash flow from the tax-sharing arrangements and dividends from Enact to repurchase its shares, we think a possible scenario is for Genworth’s shares to outperform Enact’s. Right now, we believe Genworth is cheap relative to Enact, but if this were to flip, where Genworth was relatively more expensive than Enact, we think it will make sense for Genworth to buy-in the Enact shares it sold in September 2021.

Subsidiary Analysis of Enact Holdings

1.	Ignored stock – Enact’s stock is ignored because of its low float. Enact held an initial public offering in September 2021. Genworth retained ownership of 81.6% of Enact’s shares. 9% was sold in a private placement to another money manager, so only 10% of Enact’s shares are free to trade by public investors. This prevents larger investors from taking a significant position in Enact.

2.	Low valuation – Enact trades for 85% of tangible book value and 6x earnings. It is the least expensive stock of the publicly traded mortgage insurers, and we believe the entire group is cheap. The valuations are especially attractive given there are likely very few losses in their existing portfolios, and mortgage insurers have used strong underwriting criteria since the Great Financial Crisis (“GFC”).

3.	Strong housing market – The Millennial Generation is in their peak home-buying years. We believe insurance volume will be robust for all mortgage insurers. Strong housing prices generally mean that the existing portfolios of the mortgage insurers will experience low losses.

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Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2022 (Unaudited)

4.	Dividends in the near future – We expect Enact to begin paying dividends to shareholders in late 2022. Because Enact generates more capital than it needs for growth, we believe Enact’s board will set the dividend payout rate at 40% of earnings. This would translate to a stock yield of about 6%, which we think will be attractive to potential shareholders.

5.	Parent oversight – Genworth owns 81.6% of Enact stock, and we believe there are benefits from Genworth’s oversight of Enact. As the only cash-flowing asset owned by Genworth, we think Genworth will encourage Enact to pay dividends to shareholders. Although we don’t expect Enact management to make any poor acquisitions, we believe Genworth serves as an effective blocker of any poor capital management decisions. We acknowledge that Genworth limited their control over Enact by reducing the number of Board seats they control, but we think Enact’s board is aware of Genworth’s preferences for significant capital return through dividends.

6.	Industry growth – The mortgage insurance industry is growing between 6-10% annually. With rising home prices, borrowers likely will have an even tougher time accumulating money for a down payment, so we anticipate they will turn to mortgage insurance. Also, the Millennial generation is at its peak years for buying a first home. First-time home buyers are the largest users of mortgage insurance. We believe the mortgage insurance industry will continue to enjoy strong volume growth in the coming years.

Other stock market investors see risks to Enact’s shares:

1.	Price competition – Some investors point to the potential price competition among mortgage insurance companies. Mortgage lenders choose the mortgage insurer for a borrower. The mortgage insurance industry is very price competitive. Recently, mortgage insurers have been disciplined in their pricing, and we believe investors will react favorably as pricing shows more stabilization this year.

2.	Risk to home price declines – We believe many investors still have fresh visions of home price declines from 2006 to 2010 in their minds. Although home prices have increased substantially, we think the current housing market is fundamentally stronger than 15 years ago.

Our two main reasons for this constructive view of the housing market are as follows:

1)	Almost 100% of current mortgages were underwritten with fully documented loans.

2)	We have a shortage of homes because we did not build enough houses in the 12 years since the GFC. We don’t believe home prices are at-risk in the near-term. We hold this view despite the potential for higher interest rates.

3.	Potential spin-off from Genworth – Many investors are concerned about pressure on Enact’s share price if Genworth distributes its Enact shares to Genworth shareholders. We are not concerned about this possibility because Genworth needs to retain its Enact shares to get the tax-sharing payments from Enact. Genworth has accumulated

Annual Report | April 30, 2022	5

Caldwell & Orkin -	Management’s Discussion
Gator Capital Long/Short Fund	of Fund Performance
April 30, 2022 (Unaudited)

tax losses and files a consolidated tax return with Enact, so when Enact accrues for taxes and sends that money to Genworth, Genworth can keep the cash because of its past losses.

Here is our investment thesis on Genworth:

We believe Enact and Genworth are both interesting stocks at their current valuations. We believe Genworth has a higher upside due to being a leveraged version of Enact, and because of its other two assets to which the market is not assigning any value.

Conclusion

Thank you for entrusting us with a portion of your wealth. We are grateful for investors like you who believe and trust in our strategy. As always, we welcome the opportunity to speak with you and discuss the Fund.

Sincerely,

Derek S. Pilecki, CFA
Portfolio Manager

The discussion of individual companies should not be considered a recommendation of such companies by the Fund’s investment adviser.

The performance data quoted represents past performance. Past performance is no guarantee of future results. The investment returns and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 800-467-7903 or visit www.CaldwellOrkin.com for current month-end performance.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

As of 4/30/2022 the Caldwell & Orkin – Gator Capital Long/Short Fund had the following top 10 holdings: JACKSON FINANCIAL INC., FIRST BANCORP PUERTO RICO, ENACT HOLDINGS INC., GENWORTH FINANCIAL INC., NAVIENT CORP, AMERIPRISE FINANCIAL, OFG BANCORP, BBX CAPITAL INC., VICTORY CAPITAL HOLDING, and ALLY FINANCIAL, INC.

Current and future portfolio holdings are subject to change and risk.

Investors should consider the investment objective, risks, and charges and expenses of the Fund before investing. The prospectus and the summary prospectus contain this and other information about the Fund and should be read carefully before investing. The prospectus may be obtained at Please call 800-467-7903 or visit www.CaldwellOrkin.com.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Investment Results
April 30, 2022 (Unaudited)

Average Annual Total Returns(a) as of April 30, 2022

	One Year	Three Year	Five Year	Ten Year
Caldwell & Orkin - Gator Capital Long/Short Fund	0.48%	12.00%	7.18%	4.52%
S&P 500® Total Return Index (b)	0.21%	13.85%	13.66%	13.67%
Eurekahedge Long Short Equities Hedge Fund Index (c)	(3.86)%	8.83%	7.18%	7.11%

Total annualized Fund operating expenses for the Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”) was 3.57% as described in the Prospectus, dated August 27, 2021. This amount includes Acquired Fund Fees and Expenses, as well as interest and dividend expenses related to short sales, which if excluded would result in an annual operating expense rate of 2.00%. Additional information about the Fund’s current fees and expenses for the fiscal year ended April 30, 2022 is contained in the Financial Highlights.

(a)	Return figures reflect any change in price per share and assume the reinvestment of all distributions. The Fund’s returns reflect any fee reductions during the applicable period. If such fee reductions had not occurred, the quoted performance would have been lower. The table does not reflect the deduction of taxes. The Fund’s returns represent past performance and do not guarantee future results. The Fund’s returns represent past performance and do not guarantee future results.

(b)	The S&P 500® Total Return Index is a capitalization-weighted, unmanaged index of 500 large U.S. companies chosen for market capitalization, liquidity and industry group representation and includes reinvested dividends. You cannot invest directly in an index.

(c)	The Eurekahedge Long Short Equities Hedge Fund Index (“Eurekahedge Index”) is an unmanaged index comprised of long/short equity hedge funds. According to its sponsor, Eurekahedge Pte. Ltd., the Eurekahedge Index is an equally weighted index of 895 constituent funds designed to provide a broad measure of the performance of underlying hedge fund managers. The returns of the Eurekahedge Index do not include sales charges or fees, which would lower performance. You cannot invest directly in an index.

You should consider the Fund’s investment objectives, risks, charges and expenses carefully before you invest. The Fund’s prospectus contain important information about the Fund’s investment objectives, potential risks, management fees, charges and expenses, and other information and should be read carefully before investing. You may obtain a current copy of the Fund’s prospectus or performance data current to the most recent month by calling (800) 467-7903.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

Annual Report | April 30, 2022	7

Caldwell & Orkin - Gator Capital Long/Short Fund	Investment Results
April 30, 2022 (Unaudited)

Comparison of the Growth of a $10,000 Investment in the Caldwell & Orkin - Gator Capital Long/Short Fund, the S&P 500® Total Return Index, and the Eurekahedge Long Short Equities Hedge Fund Index

The chart above assumes an initial investment of $10,000 made on April 30, 2012 and held through April 30, 2022. The S&P 500® Total Return Index is a widely recognized unmanaged index of equity prices and is representative of a broader market and range of securities than is found in the Fund’s portfolio. The Eurekahedge Long Short Equities Hedge Fund Index is an unmanaged index comprised of long/short equity hedge funds. Individuals cannot invest directly in an index; however, an individual can invest in exchange-traded funds or other investment vehicles that attempt to track the performance of a benchmark index. THE FUND’S RETURNS REPRESENT PAST PERFORMANCE AND DO NOT GUARANTEE FUTURE RESULTS. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment returns and principal values will fluctuate so that your shares, when redeemed, may be worth more or less than their original purchase price.

Current performance may be lower or higher than the performance data quoted. For more information on the Fund, and to obtain performance data current to the most recent month-end, or to request a prospectus, please call (800) 467-7903. You should carefully consider the investment objectives, potential risks, management fees, and charges and expenses of the Fund before investing. The Fund’s prospectus contains this and other information about the Fund, and should be read carefully before investing.

The Fund is distributed by Ultimus Fund Distributors, LLC, member FINRA/SIPC.

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Caldwell & Orkin - Gator Capital Long/Short Fund	Fund Holdings
April 30, 2022 (Unaudited)

Net Sector Exposure
April 30, 2022*

*	Sector weightings are calculated as a percentage of net assets and include short positions. Portfolio holdings are subject to change.

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) investment objective is to provide long-term capital growth with a short-term focus on capital preservation.

Availability of Portfolio Schedule – (Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT, within sixty days after the end of the period. The Fund’s Form N-PORT reports are available at the SEC’s website at www.sec.gov and on the Fund’s website at https://gatorcapital.com/.

Annual Report | April 30, 2022	9

Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2022

	Shares	Fair Value
COMMON STOCKS — LONG — 97.37%
Application Software — 0.90%
Loyalty Ventures, Inc.(a)	14,000	$179,060

Banks — 30.15%
Axos Financial, Inc.(a)	5,900	223,492
Bridgewater Bancshares, Inc.(a)	24,000	384,480
Citizens Financial Group, Inc.	10,000	394,000
ConnectOne Bancorp, Inc.	9,400	261,884
Dime Community Bancshares, Inc.	7,063	222,061
Financial Institutions, Inc.	4,520	125,837
First BanCorp.	62,800	854,707
First Business Financial Services, Inc.	7,500	260,025
First Citizens BancShares, Inc., Class A	471	301,148
First Internet Bancorp	10,000	384,900
Flushing Financial Corp.	12,100	260,150
Meridian Bancorp, Inc.	6,874	215,844
OFG Bancorp	24,700	656,526
Popular, Inc.	7,000	545,930
Republic First Bancorp, Inc.(a)	52,716	220,880
UMB Financial Corp.	2,500	225,450
Western Alliance Bancorp	6,000	456,660
		5,993,974
Casinos & Gaming — 1.42%
Las Vegas Sands Corp.(a)	6,000	212,580
Melco Resorts & Entertainment Ltd. - ADR(a)	12,000	68,640
		281,220
Coal Mining — 1.51%
SunCoke Energy, Inc.	36,000	299,520

Computer Hardware & Storage — 1.53%
Dell Technologies, Inc., Class C	4,000	188,040
Hewlett Packard Enterprise Co.	7,500	115,575
		303,615

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2022

	Shares	Fair Value
Consumer Finance — 13.51%
Ally Financial, Inc.	14,500	$579,420
Navient Corp.	42,063	668,381
OneMain Holdings, Inc.	12,500	574,125
SLM Corp.	24,000	401,520
Synchrony Financial	12,600	463,806
		2,687,252
Data & Transaction Processors — 2.03%
Visa, Inc., Class A	1,900	404,947

Diversified Banks — 2.72%
Barclays PLC, Sponsored - ADR	72,500	540,125

Fabricated Metal & Hardware — 0.00%(b)
Ampco-Pittsburgh Corp.(a)	100	561

Infrastructure Software — 0.95%
VMware, Inc., Class A	1,762	190,367

Insurance Brokers & Services — 0.48%
Kingstone Cos., Inc.	22,629	95,268

Internet Media & Services — 2.02%
Meta Platforms, Inc., Class A(a)	2,000	400,940

Investment Companies — 3.26%
BBX Capital, Inc.(a)	69,638	647,633

IT Services — 0.66%
Kyndryl Holdings, Inc.(a)	11,000	130,790

Life Insurance — 8.57%
Genworth Financial, Inc., Class A(a)	184,500	684,495
Jackson Financial, Inc., Class A	24,100	1,019,671
		1,704,166
Local TV & Radio Broadcast — 0.82%
Audacy, Inc.(a)	64,000	162,560

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2022	11

Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2022

	Shares	Fair Value
Mortgage Finance — 9.26%
Enact Holdings, Inc.	30,600	$721,549
MGIC Investment Corp.	28,900	377,434
New Residential Investment Corp.	29,200	303,680
PennyMac Financial Services, Inc.	9,000	437,040
		1,839,703
P&C Insurance — 5.71%
Ambac Financial Group, Inc.(a)	18,700	144,551
Arch Capital Group Ltd.(a)	10,000	456,700
NMI Holdings, Inc., Class A(a)	29,000	533,020
		1,134,271
Private Equity — 3.06%
Victory Capital Holdings, Inc., Class A	22,500	607,275

Professional Services — 0.40%
H&R Block, Inc.	3,000	78,210

Real Estate Services — 2.48%
Realogy Holdings Corp.(a)	45,000	493,200

Steel Producers — 2.60%
United States Steel Corp.	17,000	518,330

Wealth Management — 3.33%
Ameriprise Financial, Inc.	2,500	663,725

TOTAL COMMON STOCKS — LONG (Cost $16,446,564)		19,356,712
PREFERRED STOCKS — LONG — 0.64%
Specialty Finance — 0.64%
Federal National Mortgage Association(a)	9,625	60,156
Federal National Mortgage Association, Series R, 7.63%(a)	20,250	67,028
		127,184

TOTAL PREFERRED STOCKS — LONG (Cost $176,270)		127,184

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Investments
April 30, 2022

	Shares	Fair Value
WARRANTS — LONG — 0.37%
Ampco-Pittsburgh Corp., Expires 08/01/25, Strike Price $6	91,000	$73,701

TOTAL WARRANTS — LONG (Cost $27,297)		73,701
MONEY MARKET FUNDS — 5.52%
First American Treasury Obligations Fund - Class X, 0.28%(c)	1,096,700	1,096,700

TOTAL MONEY MARKET FUNDS (Cost $1,096,700)		1,096,700
TOTAL INVESTMENTS — 103.90% (Cost $17,746,831)		20,654,297

Liabilities in Excess of Other Assets — (3.90)%		(776,509)
NET ASSETS — 100.00%		$19,877,788

(a)	Non-income producing security.

(b)	Round to less than 0.005%.

(c)	Rate disclosed is the seven day effective yield as of April 30, 2022.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2022	13

Caldwell & Orkin - Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2022

	Shares	Fair Value
COMMON STOCKS — SHORT — (24.08)%
Application Software — (0.18)%
Root, Inc., Class A(a)	(19,000)	$(36,670)

Auto Parts — (0.03)%
Romeo Power, Inc.(a)	(4,700)	(5,170)

Automobiles — (0.35)%
Tesla, Inc.(a)	(80)	(69,661)

Banks — (18.95)%
Capitol Federal Financial, Inc.	(27,000)	(260,010)
City Holding Co.	(2,301)	(178,051)
Commerce Bancshares, Inc.	(4,305)	(294,333)
Community Bank System, Inc.	(2,700)	(173,880)
Cullen/Frost Bankers, Inc.	(1,900)	(251,351)
First Financial Bankshares, Inc.	(6,250)	(249,875)
First Interstate BancSystem, Inc., Class A	(10,481)	(340,842)
Lakeland Financial Corp.	(3,000)	(218,460)
Northwest Bancshares, Inc.	(9,142)	(115,921)
Park National Corp.	(1,700)	(200,345)
Renasant Corp.	(11,800)	(351,522)
Simmons First National Corp., Class A	(13,700)	(327,019)
Stock Yards Bancorp, Inc.	(3,200)	(167,296)
Umpqua Holdings Corp.	(21,000)	(347,340)
United Bankshares, Inc.	(4,500)	(149,670)
Westamerica Bancorp	(2,400)	(141,408)
		(3,767,323)
Catalog & TV Based Retailers — (0.27)%
Warby Parker, Inc., Class A(a)	(2,300)	(53,567)

Commercial Vehicles — (0.36)%
Nikola Corp.(a)	(10,000)	(71,800)

Consumer Finance — (0.97)%
SoFi Technologies, Inc.(a)	(31,500)	(192,780)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Schedule of Securities Sold Short
April 30, 2022

	Shares	Fair Value
Infrastructure Software — (0.30)%
Upstart Holdings, Inc.(a)	(800)	$(60,016)

Internet Media & Services — (0.25)%
Opendoor Technologies, Inc.(a)	(7,000)	(48,930)

Non-Alcoholic Beverages — (0.22)%
Oatly Group AB - ADR(a)	(12,500)	(44,500)

P&C Insurance — (0.61)%
Lemonade, Inc.(a)	(600)	(12,516)
Metromile, Inc.(a)	(16,000)	(15,702)
Palomar Holdings, Inc.(a)	(1,700)	(92,565)
		(120,783)
Packaged Food — (0.30)%
Beyond Meat, Inc.(a)	(1,600)	(59,008)

Real Estate Services — (1.29)%
Compass, Inc., Class A(a)	(47,400)	(257,382)

TOTAL COMMON STOCKS — SHORT (Proceeds Received $6,233,592)		(4,787,590)
EXCHANGE-TRADED FUNDS — SHORT — (1.47)%
Direxion Daily Financial Bear 3X Shares(a)	(11,700)	(292,734)
TOTAL EXCHANGE-TRADED FUNDS (Proceeds Received $499,663)		(292,734)
TOTAL SECURITIES SOLD SHORT — (25.55)% (Proceeds Received $6,733,255)		$(5,080,324)

(a)	Non-income producing security.

ADR - American Depositary Receipt.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2022	15

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Assets and Liabilities
April 30, 2022

ASSETS
Investments is securities at fair value (cost $17,746,831)	$20,654,297
Deposit held by broker for securities sold short	4,398,061
Receivable for fund shares sold	87
Dividends and interest receivable	7,580
Prepaid expenses	24,131
Total Assets	25,084,156

LIABILITIES
Securities sold short, at value (proceeds received $6,733,255)	5,080,324
Payable for fund shares redeemed	3,879
Payable for investments purchased	53,156
Payable for dividends declares on short sales	2,808
Payable to Adviser	11,118
Payable to Administrator	9,858
Payable to Directors	1,500
Other accrued expenses	43,725
Total Liabilities	5,206,368

Net Assets	$19,877,788

Net Assets consist of:
Paid-in capital	17,463,673
Accumulated earnings	2,414,115
Net Assets	$19,877,788

Shares outstanding, par value $0.10 per share (30,000,000 authorized shares)	678,269

Net asset value, offering price and redemption price per share(a)	$29.31

(a)	Redemption price may differ from net asset value if redemption fee is applied.

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Statement of Operations
For the year ended April 30, 2022

INVESTMENT INCOME
Dividend income (net of foreign taxes withheld of $7,568)	$414,915
Interest income	1,156
Total investment income	416,071

EXPENSES
Investment Advisory fees	208,437
Legal	44,693
Director’s fees and expenses	39,000
Miscellaneous	35,088
Fund accounting	25,071
Registration	23,512
Administration	20,962
Compliance Services	18,499
Transfer agent	18,000
Audit and tax preparation	17,260
Report printing	12,110
Insurance	8,754
Custodian	7,312
Sub transfer agent fees	2,619
Pricing	886
Interest	104,396
Dividend expense on securities sold short	117,886
Total expenses	704,485
Fees contractually waived by Adviser	(65,389)
Net operating expenses	639,096
Net investment loss	(223,025)

NET REALIZED AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) from:
Investments	1,968,884
Securities sold short	(1,495,683)
Foreign currency transactions	2
Change in unrealized appreciation (depreciation) on:
Investments	(3,402,019)
Securities sold short	3,258,527
Foreign currency	(99)
NET REALIZED AND CHANGE IN UNREALIZED GAIN ON INVESTMENTS, SECURITIES SOLD SHORT AND FOREIGN CURRENCY	329,612
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$106,587

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2022	17

Caldwell & Orkin -
Gator Capital Long/Short Fund	Statements of Changes in Net Assets

	For the Year Ended	For the Year Ended
	April 30, 2022	April 30, 2021
INCREASE (DECREASE) IN NET ASSETS DUE TO:
Operations
Net investment loss	$(223,025)	$(74,717)
Net realized gain on investments, securities sold short and foreign currency transactions	473,203	1,177,137
Net change in unrealized appreciation (depreciation) of investments, securities sold short and foreign currency translations	(143,591)	9,291,861
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	106,587	10,394,281

CAPITAL TRANSACTIONS
Proceeds from shares sold	283,698	522,553
Amount paid for shares redeemed	(1,478,210)	(2,212,833)
Proceeds from redemption fees (Note 1)	2,518	93
NET DECREASE IN NET ASSETS RESULTING FROM CAPITAL TRANSACTIONS	(1,191,994)	(1,690,187)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(1,085,407)	8,704,094

NET ASSETS
Beginning of year	20,963,195	12,259,101
End of year	$19,877,788	$20,963,195

SHARE TRANSACTIONS
Shares sold	9,079	23,719
Shares redeemed	(49,444)	(110,925)
NET DECREASE IN SHARES OUTSTANDING	(40,365)	(87,206)

See accompanying notes which are an integral part of these financial statements.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Financial Highlights

For a share outstanding during each year

	For the	For the	For the	For the	For the
	Year	Year	Year	Year	Year
	Ended	Ended	Ended	Ended	Ended
	April 30,	April 30,	April 30,	April 30,	April 30,
	2022	2021	2020	2019	2018
Selected Per Share Data
Net asset value, beginning of year	$29.17	$15.21	$20.86	$20.61	$20.72
Investment operations:
Net investment loss(a)	(0.32)	(0.10)	(0.20)	(0.19)	(0.24)
Net realized and unrealized gain (loss) on investments	0.46	14.06	(5.45)	0.44 (b)	0.13 (b)
Total from investment operations	0.14	13.96	(5.65)	0.25	(0.11)
Paid in capital from redemption fees	— (c)	— (c)	— (c)	— (c)	— (c)
Net asset value, end of year	$29.31	$29.17	$15.21	$20.86	$20.61
Total Return(d)	0.48%	91.78%	(27.09)%	1.21%	(0.53)%
Ratios and Supplemental Data:
Net assets, end of year (000 omitted)	$19,878	$20,963	$12,259	$23,272	$49,785
Ratios to Average Net Assets:
Ratio of net expenses to average net assets(e)	3.07%	3.56%	3.60%	3.19%	2.41%
Ratio of expenses to average net assets before waiver by Adviser	3.38%	4.10%	4.08%	3.31%	2.41%
Ratio of net investment loss to average net assets	(1.07)%	(0.47)%	(1.00)%	(0.92)%	(1.19)%
Portfolio Turnover Rate	55%	38%	87%	240%	531%

(a)	Calculated using average shares outstanding.

(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

(c)	Rounds to less than $0.005 per share.

(d)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of distributions.

(e)	Excluding dividend and interest expense, the ratios of net expenses to average net assets were 2.00%, 2.00%, 2.00%, 2.00% and 1.85% for the fiscal years ended April 30, 2022, 2021, 2020, 2019 and 2018, respectively.

See accompanying notes which are an integral part of these financial statements.

Annual Report | April 30, 2022	19

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

1.	ORGANIZATION

The Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”) is the only investment portfolio of The Caldwell & Orkin Funds, Inc. (the “Company”), an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), and incorporated under the laws of the State of Maryland on August 15, 1989. The Fund’s investment objective is to provide long-term capital growth with a short-term focus on capital preservation. Gator Capital Management, LLC (the “Adviser”), the Fund’s investment adviser, uses a fundamental driven, multi-dimensional investment process focusing on active allocation, security selection and surveillance to achieve the Fund’s investment objective.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America (“GAAP”).

Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities Valuation

Securities are stated at the closing price on the date at which the net asset value (“NAV”) is being determined. If the date of determination is not a trading date, or the closing price is not otherwise available, the last bid price for long positions and is the last ask price for short positions is used for a fair value instead. Debt securities are valued at the price provided by an independent pricing service. Any assets or securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Fund’s Board of Directors (the “Board”) in accordance with the Fund’s Fair Value Pricing Policy.

Securities Transactions and Related Investment Income

The Fund follows industry practice and records securities transactions on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined using the specific identification method. Interest income which includes amortization of premium and accretion of discount, is accrued as earned.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

Fair Value Measurements

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

●	Level 1 – unadjusted quoted prices in active markets for identical investments and/or registered investment companies where the value per share is determined and published and is the basis for current transactions for identical assets or liabilities at the valuation date

●	Level 2 – quoted prices which are not active quoted prices for similar assets or liabilities in active markets or inputs other than quoted process that are observable (either directly or indirectly) for substantially the full term of the asset or liability

●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments based on the best information available)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy which is reported, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used as of April 30, 2022 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets
Common Stocks	$19,356,712	$—	$—	$19,356,712
Preferred Stock	127,184	—	—	127,184
Warrants	73,701	—	—	73,701
Money Market Funds	1,096,700	—	—	1,096,700
Total	$20,654,297	$—	$—	$20,654,297

Liabilities
Securities Sold Short
Common Stocks	$(4,787,590)	$—	$—	$(4,787,590)
Exchange-Traded Funds	(292,734)	—	—	(292,734)
Total	$(5,080,324)	$—	$—	$(5,080,324)

Annual Report | April 30, 2022	21

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

Refer to the Fund’s Schedule of Investments for a listing of the common stocks by industry type. The Fund did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period.

In December 2020, the SEC adopted a rule providing a framework for fund valuation practices (“Rule 2a-5”). Rule 2a-5 establishes requirements for determining fair value in good faith for purposes of the 1940 Act. Rule 2a-5 will permit fund boards to designate certain parties to perform fair value determinations, subject to board oversight and certain other conditions. Rule 2a-5 also defines when market quotations are “readily available” for purposes of the 1940 Act and the threshold for determining whether a fund must fair value a security. In connection with Rule 2a-5, the SEC also adopted related recordkeeping requirements and is rescinding previously issued guidance, including with respect to the role of a board in determining fair value and the accounting and auditing of fund investments. The Fund will be required to comply with the rules by September 8, 2022. Management is currently assessing the potential impact of the new rules on the Fund’s financial statements.

Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s NAV per share.

The Fund charges a 2.00% redemption fee on shares held less than 90 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation. For the fiscal year ended April 30, 2022, the Fund recorded $2,518 in redemption fee proceeds.

Federal Income Taxes

The Fund makes no provision for federal income tax or excise tax. The Fund has qualified and intends to qualify each year as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended, by complying with the requirements applicable to RICs and by distributing substantially all of its taxable income. The Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income and gains. If the required amount of net investment income or gains is not distributed, the Fund could incur a tax expense.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and unrealized appreciation as such income and/or gains are earned.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

The Fund recognizes tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the previous three tax year ends and the interim tax period since then, as applicable) and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements and does not expect this to change over the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

3.	FEES AND OTHER TRANSACTIONS WITH AFFILIATES AND OTHER SERVICE PROVIDERS

The Fund has entered into a management agreement (the “Management Agreement”) with the Adviser pursuant to which the Adviser provides space, facilities, equipment and personnel necessary to perform administrative and investment management services for the Fund. The Management Agreement provides that the Adviser is responsible for the management of the Fund’s portfolio. For such services and expenses assumed by the Adviser, the Fund pays a monthly advisory fee at incremental annual rates as follows:

Advisory Fee	Average Daily Net Assets
1.00%	Up to $250 million
0.90%	In excess of $250 million but not greater than $500 million
0.80%	In excess of $500 million

The Adviser has agreed to reimburse the Fund through August 30, 2022 to the extent necessary to prevent the Fund’s annual ordinary operating expenses (excluding taxes, expenses related to the execution of portfolio transactions and the investment activities of the Fund such as, for example, interest, dividend expenses on securities sold short, brokerage commissions and fees and expenses charged to the Fund by any investment company in which the Fund invests and extraordinary charges such as litigation costs) from exceeding 2.00% of the Fund’s average net assets. For the fiscal year ended April 30, 2022, the Adviser waived fees and reimbursed expenses in the amount of $65,389 for the Fund. During the fiscal year ended April 30, 2022, the Adviser earned $208,437 from the Fund, before the waiver described above.

Ultimus Fund Solutions, LLC (the “Administrator”) provides fund accounting, fund administration and transfer agency services under a Master Services Agreement to the Fund. The Fund pays the Administrator fees for its services under the Master Services Agreement. In addition, the Fund pays out-of-pocket expenses including, but not limited to postage, supplies and costs of pricing the Fund’s securities. For the fiscal year ended April 30, 2022, the Administrator earned fees of $20,962 for administration services, $25,071 for fund accounting services, and $18,000 for transfer agent services.

Annual Report | April 30, 2022	23

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

Ultimus Fund Distributors, LLC (the “Distributor”) serves as distributor to the Fund. The Fund does not pay the Distributor for these services. The Distributor is a wholly-owned subsidiary of the Administrator.

Certain officers of the Fund are also officers of the Administrator and the Distributor.

4.	DIRECTOR COMPENSATION

The Fund pays each Director, in cash, an annual fee of $8,000 per year, plus $1,500 for each in-person meeting attended and $1,000 for each telephonic meeting attended. The Fund also reimburses Directors’ actual out-of-pocket expenses relating to attendance at meetings.

5.	INVESTMENT PORTFOLIO TRANSACTIONS

During the fiscal year ended April 30, 2022, the Fund purchased $12,349,648 and sold $10,526,512 of securities, excluding securities sold short and short-term investments.

Short Sales and Segregated Cash

Short sales are transactions in which the Fund sells a security it does not own, in anticipation of a decline in the market value of that security. To initiate such a transaction, the Fund must borrow the security to deliver to the buyer upon the short sale; the Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date, completing the transaction.

The Fund will incur a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates.

All short sales must be fully collateralized. The Fund maintains the collateral in segregated accounts consisting of cash and/or U.S. Government securities sufficient to collateralize the market value of its short positions. Typically, the segregated cash with brokers and other financial institutions exceeds the minimum required. Deposits with brokers for securities sold short are invested in money market instruments. Segregated cash is held at the custodian in the name of the broker per a tri-party agreement among the Fund, the custodian, and the broker.

The Fund may also sell short “against the box”, i.e., the Fund enters into a short sale as described above, while holding an offsetting long position in the same security which it sold short. If the Fund enters into a short sale against the box, it will segregate an equivalent amount of securities owned by the Fund as collateral while the short sale is outstanding.

The Fund limits the value of its short positions (excluding short sales “against the box”) to 60% of the Fund’s total net assets. At April 30, 2022, the Fund had approximately 26% of its total net assets in short positions.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

For the fiscal year ended April 30, 2022, the cost of investments purchased to cover short sales and the proceeds from investments sold short were $3,950,609 and $5,772,715, respectively.

6.	FEDERAL TAX INFORMATION

As of April 30, 2022, the net unrealized appreciation (depreciation) of investments, including short securities, for tax purposes was as follows:

Gross unrealized appreciation	$6,384,205
Gross unrealized depreciation	2,025,438
Net unrealized appreciation on investments	$4,358,767
Tax cost of investments	$11,215,206

At April 30, 2022, the components of accumulated earnings (deficit) on a tax basis were as follows:

Accumulated capital and other losses	$(1,944,652)
Unrealized appreciation	4,358,767
Total accumulated earnings (deficit)	$2,414,115

The difference between book basis and tax basis unrealized appreciation is attributable primarily to the tax deferral of wash losses and investments in partnerships and certain other investments.

Certain capital losses incurred after October 31, and within the current taxable year, are deemed to arise on the first business day of the Fund’s following taxable year. Late year Ordinary Losses incurred after December 31 are deemed to arise on the first business day of the Fund’s following taxable year. For the tax year ended April 30, 2022, the Fund deferred $96,638 in Qualified Late Year Ordinary Losses.

As of April 30, 2022, the Fund has available for tax purposes an unused capital loss carryforward of $1,848,014 of short-term capital losses with no expiration, which is available to offset against future taxable net capital gains.

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended April 30, 2022, the Fund increased accumulated earnings by $226,610 and decreased paid-in capital by $226,610. These reclassifications are due primarily to the net operating loss incurred by the Fund.

Annual Report | April 30, 2022	25

Caldwell & Orkin -
Gator Capital Long/Short Fund	Notes to Financial Statements
April 30, 2022

7.	COMMITMENTS AND CONTINGENCIES

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liability arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that may contain general indemnification clauses, which may permit indemnification to the extent permissible under applicable law. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

8.	SUBSEQUENT EVENTS

Management of the Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date at which these financial statements were issued. Based upon this evaluation, management has determined there were no items requiring adjustment of the financial statements or additional disclosure.

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Caldwell & Orkin -
Gator Capital Long/Short Fund	Liquidity Risk Managment Program
April 30, 2022 (Unaudited)

The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources. The Funds’ Board of Directors approved the appointment of a committee to serve as Liquidity Program Administrator (LPA), which committee includes representatives from the Fund’s investment manager. The LPA is responsible for the program’s administration and oversight and for reporting to the Board on at least an annual basis regarding the program’s operation and effectiveness. The Liquidity Assessment written report that was presented to the Board of Directors at the March 4, 2022 Board meeting and covered the period from January 1, 2021 - December 31, 2021 (the “Review Period”).

During the Review Period, the Fund did not experience unusual stress or disruption to its operations related to purchase and redemption activity. Also, during the Review Period, the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. During the Review Period, the Fund did not hold illiquid securities and the Fund was not required to establish a highly liquid investment minimum. The Report concluded that the Fund takes many factors into consideration when determining the best methods for managing the liquidity of the portfolio and that the Fund’s liquidity risk management program operating appropriately during the Review Period.

Annual Report | April 30, 2022	27

Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2022

To the Shareholders and Board of Directors

of Caldwell & Orkin - Gator Capital Long/Short Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Caldwell & Orkin - Gator Capital Long/Short Fund (the “Fund”), a series of shares of The Caldwell & Orkin Funds, Inc., including the schedule of investments, as of April 30, 2022, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of April 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 1998.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included

28	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Caldwell & Orkin -	Report of Independent Registered
Gator Capital Long/Short Fund	Public Accounting Firm
April 30, 2022

confirmation of securities owned as of April 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

June 27, 2022

Annual Report | April 30, 2022	29

Caldwell & Orkin -
Gator Capital Long/Short Fund	Disclosure of Fund Expenses
April 30, 2022 (Unaudited)

We believe it is important for you to understand the impact of fees and expenses on your investment in the Fund. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs related to the purchase and redemption of Fund shares, including redemption fees and brokerage commissions (if applicable); and (2) ongoing costs, including management fees, administrative expenses, portfolio transaction costs and other Fund expenses. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The below example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, November 1, 2021 through April 30, 2022. The table below illustrates the Fund’s expenses in two ways:

Based on Actual Fund Returns

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Based on a Hypothetical 5% Return for Comparison Purposes

Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table below is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if transaction costs were included, your costs would have been higher.

	Beginning	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Expense
	November 1, 2021	April 30, 2022	Period(a)	Ratio
Actual	$1,000.00	$988.90	$15.11	3.06%
Hypothetical(b)	$1,000.00	$1,009.60	$15.27	3.06%

(a)	Expenses are equal to the Fund’s annualized expense ratios, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

(b)	Hypothetical assumes 5% annual return before expenses.

30	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2022 (Unaudited)

Caldwell & Orkin Board of Directors and Officers (as of April 30, 2022)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
DISINTERESTED DIRECTORS
Frederick T. Blumer Director and Chairman of the Board Year of Birth: 1958	Indefinite Term, Director Since 1990, Chairman Since 2004	Mr. Blumer is the Chairman & CEO of Mile Auto, Inc. (since March 2017) and Chairman of Vehcon, Inc. (since 2012), and was CEO of Vehcon, Inc. (from 2012-2017).	One	None
Rhett E. Ingerick Director and Chairman of the Audit Committee Year of Birth: 1974	Indefinite Term, Since 2018	Mr. Ingerick is a Senior Developer for Kforce Inc. (2018-Present). Prior to that he was a Senior Functional Analyst for Kforce Inc. (2015-2018) and Senior Integration Developer for Talbots, Inc. (2014-2015).	One	Gator Series Trust
Bevin E. Newton Director Year of Birth: 1971	Indefinite Term, Since 2018	Ms. Newton is currently Assistant Vice President - Business Integrations for Aveanna Healthcare (March 2022-Present). Prior to that, she was Director - Finance and Accounting Integration for Aveanna Healthcare (December 2020-March 2022), Workday Administration Manager for Aveanna Healthcare (February 2020-December 2020), Independent Contract Project Manager for Watkins Associated Industries (October 2018-November 2019), Choreographer and Ballet Teacher at Dance Stop Studios (August 2016-May 2019), and Dance and Movement Consultant for Walton High School Marching Band and Color Guard (May 2017-November 2019). In addition, she was Executive Director for Roswell United Methodist Church Foundation (April 2012-May 2016).	One	Gator Series Trust

Annual Report | April 30, 2022	31

Caldwell & Orkin -
Gator Capital Long/Short Fund	Additional Information
April 30, 2022 (Unaudited)

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director During the Past 5 Years
INTERESTED DIRECTOR
Derek Pilecki* President and Principal Executive Officer Year of Birth: 1970	Indefinite Term, Since 2018	Mr. Pilecki is President and Chief Investment Officer for Gator Capital Management, LLC (2008 – present).	N/A	Gator Series Trust

*	Mr. Pilecki is an interested Director because he is an employee of the Manager.

Name, Position(s) Held with Fund, and Age	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen	Other Directorships Held
OFFICERS WHO ARE NOT DIRECTORS
Charles C. Black Chief Compliance Officer Year of Birth: 1979	Since 2016	Mr. Black is the Vice President and Head of Compliance Services (April 2021 to Present) and was Director of Compliance Services (November 2019 to March 2021) at CCO Technology, LLC (d/b/a Joot). Previously, Mr. Black was a Senior Compliance Officer at Ultimus Fund Solutions, LLC (2015 to 2019), Chief Compliance Officer of Ultimus Managers Trust (January 2016 to 2019), Assistant Chief Compliance Officer of Ultimus Managers Trust (April 2015 - January 2016).	N/A	N/A
Linda J. Hoard Secretary Year of Birth: 1947	Since 2021	Ms. Hoard is Senior Vice President and Associate General Counsel (April 2018-Present) for Ultimus Fund Solutions, LLC. Previously, Ms. Hoard was an Independent Legal Consultant (June 2016-April 2018).	N/A	N/A
Zachary P. Richmond Treasurer and Principal Financial Officer Year of Birth: 1980	Since 2020	Mr. Richmond is Vice President of Financial Administration for Ultimus Fund Solutions, LLC (since February 2019). Previously, Mr. Richmond was Assistant Vice President, Associate Director of Financial Administration for Ultimus Fund Solutions, LLC (December 2015 to February 2019).	N/A	N/A

The Fund’s Statement of Additional Information (“SAI”) includes information about the directors and is available, without charge, upon request. You may call toll-free (800) 467-7903 to request a copy of the SAI or to make shareholder inquiries.

32	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

CUSTOMER PRIVACY NOTICE

FACTS	WHAT DOES CALDWELL & ORKIN FUNDS, INC. DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■    Social Security number

■    Assets

■    Retirement Assets

■    Transaction History

■    Checking Account Information

■    Purchase History

■    Account Balances

■    Account Transactions

■    Wire Transfer Instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share your personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Caldwell & Orkin Funds, Inc. chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Caldwell & Orkin Funds, Inc. share?	Can you limit this sharing?
For our everyday business purposes – Such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	No
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share
For our affiliates’ marketing purposes	Yes	Yes*

Questions?	Call (800) 467-7903

To limit our sharing

*Call (813) 282-7870

Please note:
If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice. However, you can contact us at any time to limit our sharing.

Annual Report | April 30, 2022	33

Who we are
Who is providing this notice?	Caldwell & Orkin Funds, Inc. Caldwell & Orkin - Gator Capital Long/Short Fund Ultimus Fund Distributors, LLC (Distributor) Ultimus Fund Solutions, LLC (Administrator)
What we do
How does Caldwell & Orkin Funds, Inc. protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Caldwell & Orkin Funds, Inc. collect my personal information?

We collect your personal information, for example, when you

■    Open an account

■    Provide account information

■    Give us your contact information

■    Make deposits or withdrawals from your account

■    Make a wire transfer

■    Tell us where to send the money

■    Tell us who receives the money

■    Show your government-issued ID

■    Show your driver’s license

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■    Sharing for affiliates’ everyday business purposes – information about your creditworthiness

■    Affiliates from using your information to market to you

■    Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

■    Gator Capital Management, LLC the investment adviser to Caldwell & Orkin Funds, Inc., could be deemed an affiliate.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies ■ Caldwell & Orkin Funds, Inc. does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ Caldwell & Orkin Funds, Inc. does not jointly market.

34	1-800-467-7903 | https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/

This Page is Intentionally Left Blank.

CALDWELL & ORKIN - GATOR CAPITAL LONG/SHORT FUND
Annual Report to Shareholders

BOARD OF DIRECTORS

Frederick T. Blumer,
   Independent Chairman

Derek Pilecki, President

Bevin E. Newton

Rhett E. Ingerick

INVESTMENT ADVISER

Gator Capital Management, LLC

100 S. Ashley Drive,

Suite 895

Tampa, FL 33602

DISTRIBUTOR

Ultimus Fund Distributors, LLC

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

TRANSFER, REDEMPTION & DIVIDEND DISBURSING AGENT Ultimus Fund Solutions, LLC P.O. Box 46707 Cincinnati, OH 45246-0707 CUSTODIAN U.S. Bank, N.A. 425 Walnut St. Cincinnati, OH 45202	LEGAL COUNSEL Kilpatrick Townsend & Stockton LLP 1001 West Fourth Street Winston-Salem, NC 27101-2400

The Caldwell & Orkin - Gator Capital Long/Short Fund’s (the “Fund”) portfolio may or may not have positions in any of the companies referenced in this Report to Shareholders as of any date after April 30, 2022. The commentary reflects the views of the investment manager through the end of the period or through the date of this report, as the case may be. Of course, these views are subject to change as market and other conditions warrant. These financial statements are submitted for the general information of the Fund’s shareholders. They are not authorized for distribution to prospective investors unless preceded or accompanied by an effective Fund Prospectus.

Availability of Proxy Voting Policy & Procedures, Proxy Voting Record and Code of Ethics - A description of a) the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities, b) how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, and c) the Code of Ethics applicable to the principal officers of the Fund are available without charge, upon request, by calling toll-free (800) 467-7903, or on the Securities and Exchange Commission’s (the “Commission’s”) website at http://www.sec.gov.

Fund Information - For more information about the Fund please call (800) 467-7903 or visit the Fund’s website at https://gatorcapital.com/mutual-funds/gator-capital-long-short-fund/.

Gator Capital Management, LLC
100 S. Ashley Drive, Suite 895
Tampa, Fl 33602

Gator-AR-22

(b)Not	applicable.

Item 2. Code of Ethics.

(a) As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer.

(b) Not applicable.

(c) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no amendments to a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(d) During the period covered by the report, with respect to the registrant's code of ethics that applies to its Principal Executive Officer and Principal Financial Officer: there have been no waivers granted from a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

(e) Not applicable.

(f) The registrant has included a copy of the code of ethics that applies to the registrant’s Principal Executive Officer and Principal Financial Officer. This code of ethics is included as an Exhibit on this Form N-CSR.

Item 3. Audit Committee Financial Expert.

(a)       The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. The committee members and the full Board considered a possibility of adding a member that would qualify as an expert. The audit committee determined that, although none of its members meet the technical definition of an audit committee expert, the committee has sufficient financial expertise to adequately perform its duties under the Audit Committee Charter without the addition of a qualified expert.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $14,500

Fiscal year ended 2021: $14,200

(b) Audit-Related Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

(c) Tax Fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $2,800

Fiscal year ended 2021: $2,800

Fees for 2022 and 2021 related to the review of the registrant's tax returns. Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(d) All other fees billed to the registrant by its principal accountants for the two most recent fiscal years:

Fiscal year ended 2022: $0

Fiscal year ended 2021: $0

Amount requiring approval of the registrant's audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, $0 and $0 respectively.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X

Pre-Approval of Audit and Permitted Non-Audit Services Provided to the Company

Pre-Approval Requirements. The Committee shall pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Company by the Auditor, including the fees therefor. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this section (B) shall be presented to the full Committee at each of its scheduled meetings.

De Minimis Exception to Pre-Approval: Pre-approval for a permitted non-audit service shall not be required if:

a.	the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Company to the Auditor in the fiscal year in which the non-audit services are provided;

b.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and

c.	such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the Auditor’s engagements for non-audit services with the Adviser and any affiliate of the Adviser that provides ongoing services to the Company in accordance with the foregoing, if the engagement relates directly to the operations and financial reporting of the Company, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the Auditor by the Company, the Adviser and any affiliate of the Adviser that provides ongoing services to the Company during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

(e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f) The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal years ended April 30, 2022 and April 30, 2021 are $0 and $0, respectively

(h) The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing of this report on Form N-CSR.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Caldwell & Orkin Funds, Inc.

By (Signature and Title)* _/s/ Derek Pilecki_________________________________

Derek Pilecki, President and Principal Executive Officer

Date 6/30/2022_

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* _/s/ Derek Pilecki__________________________________

Derek Pilecki, President and Principal Executive Officer

Date_6/30/2022__

By (Signature and Title)* /z/ Zachary P. Richmond_____________________________

Zachary P. Richmond, Treasurer and Principal Financial Officer

Date_6/30/2022___